Supplement Dated March 20, 2015 (“Supplement”)
To the Prospectus for the

Prestige Series Flexible Premium Variable Universal Life Policy
Dated May 1, 2003

Issued Through

PRESTIGE VARIABLE LIFE ACCOUNT

By

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

This Supplement amends certain information contained in your Prestige Series Variable Universal Life Policy prospectus. Please read this Supplement carefully and retain it for future reference.

The Board of Trustees of Van Eck VIP Trust (the “Trust”) has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Van Eck VIP Multi-Manager Alternatives Fund (“Fund”), pursuant to which the Fund is expected to be liquidated and dissolved on or about June 3, 2015 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust.

In anticipation of the Fund’s liquidation, effective March 27, 2015 (the “Closure Date”), the Fund will be closed to new Contributions and incoming Transfers.

Any Policyowner utilizing a custom transfer feature such as Dollar Cost Averaging or Account Rebalancing involving the Fund and who did not make alternate arrangements prior to the Closure Date should contact the Customer Service Center immediately. If a Policyowner fails to make alternate arrangements by the Closure Date, allocations made to the Fund utilizing the custom transfer feature will be directed to the Fidelity VIP Money Market Portfolio.

You may elect to transfer your contract value in the Fund before the Liquidation Date by calling the customer service center at 1-888-353-2654 or in writing to the Customer Service Center, 8515 East Orchard Road, 9T2, Greenwood Village, CO 80111.

If you have not transferred your contract value out of the Fund as of the Liquidation Date, your contract value invested in the Fund will be automatically transferred to the Fidelity VIP Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.